4E Quality Growth ETF Trading Symbol: EEEE Listed on The Nasdaq Stock Market, LLC Summary Prospectus September 10, 2024 www.4EInvest.com

Before you invest, you may want to review the 4E Quality Growth ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 6, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.4EInvest.com. You can also get this information at no cost by calling at (844) 954-5444 or by sending an e-mail request to info@route20wealthmanagement.com.

Investment Objective

The 4E Quality Growth ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following advisory fees and sub-advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
87	271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund, an actively-managed exchange-traded fund (“ETF”), seeks to achieve its investment objective through a buy-and-hold approach, making long-term investments in equity securities of high-quality growth companies, as determined by the Fund’s sub-adviser Route 20 Private Wealth Inc. (the “Sub-Adviser”). The companies in which the Fund may invest can be located anywhere in the world, including in emerging markets. The Sub-Adviser seeks high-quality growth companies that offer appropriate returns relative to the risks assumed, with a focus on long-term value creation.

Investment Philosophy:

The Sub-Adviser's investment philosophy focuses on the following “4Es”:

●	Essentiality of the product and/or service;
●	Excellence in margins, returns and growth;
●	Enduring power/competitive advantage; and

●	Entrepreneurial management.

The Sub-Adviser seeks to invest in companies that, in its determination, are essential to their customers, particularly in the business-to-business (“B2B”) sector, seeking companies that benefit from stable, recurring revenue. The Sub-Adviser evaluates potential investments based on whether they have demonstrated superior long-term financial performance, and sustainable competitive advantages. The Sub-Adviser also analyzes companies to determine whether they have, in the Sub-Adviser’s view, entrepreneurial management teams that demonstrate an “owner mentality” and a commitment to transformative industry leadership. The Sub-Adviser believes this investment approach targets companies with the potential for enduring success and significant value creation. Please see “Additional Information About the Fund” below for more information about the Sub-Adviser’s investment philosophy.

Investment Process:

The Sub-Adviser’s investment strategy centers on a bottom-up analysis of companies. The Sub-Adviser favors high-quality growth companies that, in its determination, have sustainable competitive advantages. The Sub-Adviser first identifies potential investment opportunities through a combination of industry knowledge and quantitative screening based on factors such as market capitalization, growth prospects, and overall quality.

Once promising candidates are identified, the Sub-Adviser conducts an analysis using its proprietary models to evaluate metrics such as return on assets, growth in revenue, and the sustainability of their free cash flow generation. The Sub-Adviser’s process involves reviewing SEC filings, conference calls, and other available materials to evaluate each candidate company's history, trajectory, and transparency. The Sub-Adviser also engages directly with company management to address questions and concerns.

Additionally, the Sub-Adviser evaluates competitors' filings, industry events, and speaks with operational personnel to gain further insights. Using this research, the Sub-Adviser constructs financial models highlighting key value drivers. Finally, the Sub-Adviser employs various valuation methodologies to estimate the intrinsic value of the business, using a balanced assessment that considers both quantitative and qualitative factors. Please see “Additional Information about the Fund” below for more information about the Sub-Adviser’s analyses techniques and the financial metrics considered when evaluating companies for the Fund’s portfolio.

The Sub-Adviser's seeks to invest the Fund’s portfolio in individual securities deemed to provide optimal risk-adjusted returns over extended periods. In instances where timely identification of such securities proves challenging, the Sub-Adviser may opt to include broad-based index ETFs in the Fund’s portfolio so that the Fund’s portfolio maintains exposure to the overall equity market.

In general, the Sub-Adviser may sell a stock for the following reasons:

●	The investment has significantly exceeded the Sub-Adviser’s estimation of its fair market value;
●	A superior alternative has been identified for inclusion in the Fund’s portfolio;
●	The stock has appreciated substantially and is nearing the size limitations for a single Fund holding; or
●	The stock no longer meets the Sub-Adviser’s quality and growth definitions (described below).

Portfolio Construction:

Global: The Fund will invest in companies organized in, or whose headquarters are located in, developed markets and, to a lesser extent, in emerging markets. See “Additional Information about the Fund,” for more information about the countries in which the Fund will invest.

Market Cap: The Fund is unconstrained as to market capitalization and may invest in companies of any market capitalization. In general, however, the Fund intends to invest approximately 50% of its assets in companies with a market capitalization of less than $20 billion at the time of purchase. In addition, the Fund may invest up to 35% of the Fund’s assets in large-capitalization companies at the time of purchase. Due to the Fund’s long-term holding strategy, its portfolio may gradually include a higher proportion of large-cap companies if its investments in small- to mid-cap companies evolve into large-cap companies over time. The Fund categorizes companies based on market capitalization as follows: large-cap: $10 billion or more; mid-cap: $2 billion to $10 billion; and small-cap: $300 million to $2 billion.

Exchanges/Foreign Currency: The Fund will primarily invest in U.S.-listed equity securities. The Fund will generally invest in foreign companies through U.S. exchange-traded American Depositary Receipts (“ADRs”). The Fund may also directly purchase foreign securities on international stock exchanges, particularly if the security cannot be purchased on a US exchange or due to liquidity or cost considerations. The Fund may purchase securities denominated in other currencies.

Additional Portfolio Attributes:

The Fund’s portfolio will generally hold approximately twenty to twenty-five positions. The Fund is classified as “non-diversified” under the 1940 Act.

The Fund will invest, under normal circumstances, at least 80% of its net assets plus the amount of borrowings for investment purposes, in the securities of “Quality” and “Growth” companies. For purposes of its 80% test, the Sub-Adviser uses the following definitions of “Quality” and “Growth”:

●	Quality is defined as a company's projected ability to sustain high returns and market-leading unit economics (superior cost efficiency and profitability) relative to its industry. The Fund looks for companies that exhibit the “4Es”: essentiality of their product or service, excellent financial performance, enduring competitive advantage, and entrepreneurial management. The specific quality metrics can vary by industry.

●	Growth is defined as a company's projected ability to generate high free cash flow per share (cash generated per outstanding share after expenses) compared to peers and to achieve a compound annual growth rate (CAGR) of 12% or more over a 5+ year timeframe. Growth metrics can differ by industry.

For more details on the metrics the Sub-Adviser evaluates when considering potential investments for the Fund's portfolio, please refer to "Additional Information about the Fund" below.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its investment objective.

Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies securities, including investments via depositary receipts, are subject to special risks, including the following:

●

Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

●

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

●

Developed Markets Risk. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.

●	Emerging Markets Risk. The Fund may invest in directly and indirectly, via ADRs, in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on investment models developed by the Sub-Adviser as well as information and data supplied by third parties (“Models and Data”). The Sub-Adviser’s models are primarily based on a company's financial statements, encompassing a thorough analysis of historical financial data and projected performance. The models primarily rely on data included in SEC filings, although a subset of data is provided by third-party data providers. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Errors in programming, data entry, system compatibility, or database integrity can result in the unintended inclusion or exclusion of securities in the Fund’s portfolio. Such errors, whether due to human or technological factors, could induce the Sub-Adviser to make investment choices that would not have been made with accurate and complete information, potentially leading to losses or missed gains for the Fund.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity. The bid-ask spread is generally smaller if Shares have more trading volume and market liquidity and larger if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may increase the bid-ask spread. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility or changes in portfolio composition. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund’s portfolio holdings may deteriorate.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Investments in the Fund’s portfolio may underperform in comparison to investments in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, war, regulatory events, and government controls.

Management Risk. The Fund is subject to the risk that its active management approach, including the execution of buy-and-hold investment strategies by the Sub-Adviser, may not enable it to achieve its investment objective. This risk includes the potential for underperformance or failure to meet investment goals due to the Sub-Adviser's decisions and implementation of investment strategies over time.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser has no experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser, and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective. Additionally, the Sub-Adviser is newly registered and has limited resources and personnel. It also has less developed systems and research capabilities compared to a more established sub-adviser. One or more of the foregoing attributes may limit the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on their respective regions, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The wars in the Ukraine and in the Middle East have contributed to recent market volatility and may continue to do so.

Underlying ETF Risks. When the Fund invests in other ETFs, the Fund’s investment performance will depend, in part, on the investment performance of those underlying ETFs. During such periods, an investment in the Fund is subject to the risks associated with the underlying ETFs in which the Fund invests. The Fund indirectly pays a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), Each of the underlying ETFs is subject to additional risks, including “ETF Risks” described above.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may provide some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.4EInvest.com.

Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Route 20 Private Wealth Inc. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Matthew Ankrum, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.4EInvest.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.